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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: November 15, 2000


                            THE SEAGRAM COMPANY LTD.
         ---------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Canada                      1-2275                 None
            ------                      ------                 ----
(STATE OR OTHER JURISDICTION          (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)      IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:

                                 (514) 987-5200




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Item 5. Other Events.


On November 15, 2000, The Seagram Company Ltd. and Joseph E. Seagram & Sons, Inc. announced that as of 5:00 p.m., New York City time, on November 14, 2000, they had received the requisite consents in their respective tender offers and consent solicitations to effect proposed amendments to certain of their outstanding debt securities. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits

         (99) Press Release dated November 15, 2000



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE SEAGRAM COMPANY LTD.
                                                 (Registrant)



Date: November 15, 20000
                                          By:/s/Daniel R. Paladino
                                             ---------------------
                                             Daniel R. Paladino
                                             Executive Vice President- Legal
                                               & Environmental Affairs



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                                  EXHIBIT INDEX

Exhibit                              Description of Exhibit
Number

(99)              Press Release dated November 15, 2000




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